SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported) April 17, 1998

                          AT&T Universal Funding Corp.
              (Originator of the AT&T Universal Card Master Trust)
                        AT&T Universal Card Master Trust
                    (Issuer of the Asset Backed Certificates)
             (Exact name of registrant as specified in its charter)

   Delaware              33-93806                 59-3325080
(State or Other      (Commission File            (IRS Employer
Jurisdiction of      Number)               Identification
Incorporation)                                         Number)


 5201 Amelia Earhart Drive, Suite 1001
          Salt Lake City, Utah                          84116
(Address of Principal Executive Office)               (Zip Code)


Registrant's telephone number, including area code (801) 578-0619


                               N/A
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.                 The Certificateholder Statements for the month ending
                  March 31, 1998 for the AT&T Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1,
                  Series 1996-2, Series 1996-3, and Series 1997-1
                  Certificates were distributed on April 17, 1998.

Item 6.                 Not Applicable.

Item 7.                 Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, 20.6, and 20.7.

      Exhibit 20.1                  Monthly Servicing Report dated
                                                April 17, 1998 with respect
                              to the
                                                AT&T Universal Card Master
                              Trust
                                                Series 1995-1.

      Exhibit 20.2                  Monthly Servicing Report dated
                                                April 17, 1998 with respect
                              to the
                                                AT&T Universal Card Master
                              Trust
                                                Series 1995-2.

      Exhibit 20.3                  Monthly Servicing Report dated
                                                April 17, 1998 with respect
                              to the
                                                AT&T Universal Card Master
                              Trust
                                                Series 1995-3.

      Exhibit 20.4                  Monthly Servicing Report dated
                                                April 17, 1998 with respect
                              to the
                                                AT&T Universal Card Master
                              Trust
                                                Series 1996-1.

      Exhibit 20.5                  Monthly Servicing Report dated
                                                April 17, 1998 with respect
                              to the
                                                AT&T Universal Card Master
                              Trust
                                                Series 1996-2.

      Exhibit 20.6                  Monthly Servicing Report dated
                                                April 17, 1998 with respect
                              to the AT&T Universal Master Trust Series
                                                1996-3.

      Exhibit 20.7                  Monthly Servicing Report dated
                                                April 17, 1998 with respect
                              to the AT&T Universal Master Trust Series
                                                1997-1.


                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AT&T UNIVERSAL FUNDING CORP.



                                          By:     /s/Thomas F. Donahue
                                             Name:     Thomas F. Donahue
                                            Title:  Vice President

                                 EXHIBIT INDEX


Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              April 17, 1998 with respect to the
                              AT&T Universal Card Master Trust
                              Series 1995-1.

20.2                          Monthly Servicing Report dated
                              April 17, 1998 with respect to the
                              AT&T Universal Card Master Trust
                              Series 1995-2.

20.3                          Monthly Servicing Report dated
                              April 17, 1998 with respect to the
                              AT&T Universal Card Master Trust
                              Series 1995-3.

20.4                          Monthly Servicing Report dated
                              April 17, 1998 with respect to the
                              AT&T Universal Card Master Trust
                              Series 1996-1.

20.5                                                  Monthly Servicing
                              Report dated
                                                      April 17, 1998 with
                              respect to the
                                                      AT&T Universal Card
                              Master Trust
                                                      Series 1996-2.

20.6                                                  Monthly Servicing
                              Report dated
                                                      April 17, 1998 with
                              respect to the AT&T Universal Card Master Trust Series
                                                      1996-3.

20.7                                                  Monthly Servicing
                              Report dated
                                                      April 17, 1998 with
                              respect to the AT&T Universal Card Master Trust Series
                                                      1997-1.


g:\ucslaw\duncan\securi\8-k0498.doc

     AT&T Universal Funding Corporation
     Credit Card Asset Backed Securities

     AT&T Universal Card  Master Trust
     Series 1995-1

     Monthly Report                               31-Mar-98
     Distribution Date                            17-Apr-98

     -------------------------------------------------------------------------
     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance

     Series Allocation Percentage
     Beginning Invested /Transferor          870,000,000.00     60,000,000.00
     Amount
     Floating Allocation Percentage             87.0000000%        6.0000000%
     Principal Allocation Percentage            87.0000000%        6.0000000%
     Finance Charge Collections               13,018,602.46        897,834.65
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   155,380,401.00     10,715,889.72
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  4,388,223.10        302,636.08
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  701,068.82         48,349.57
     Adjustments
     New Receivables
     Ending Principal Receivables Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      870,000,000.00     60,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.73198%          5.83718%
     Investor Finance Charge Collections      15,769,737.10     11,827,302.83
     Investor Principal Collections          178,598,162.07    133,948,621.55
     Investor Default Amount Due               5,043,934.60      3,782,950.95
     Investor Monthly Interest Due             4,935,867.36      3,769,842.19
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.70500%          5.82500%
     Investor Monthly Interest Due             4,273,995.83        300,958.33
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,273,995.83        300,958.33
     Investor  Default Amount Due              4,388,223.10        302,636.08
     Investor Monthly Fees Due                 1,450,000.00        100,000.00
     Investor Additional Amounts Due                  0.00              0.00
     Total Due                                10,112,218.94        703,594.41
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          13,687,408.25        943,959.19
     Monthly Interest Paid                     4,273,995.83        300,958.33
     Investor Default Amount Paid              4,388,223.10              0.00
     Excess Spread                             5,025,189.32        643,000.86
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        302,636.08
     Required Amount                                   0.00        302,636.08
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        302,636.08
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                                  0
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          870,000,000.00     60,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              870,000,000.00     60,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          3,860,383.33        271,833.33
     2nd Collection Accounts Deposit           4,273,995.83        300,958.33
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           8,134,379.16        572,791.66


     Delinquencies                              1-30              31-60

     Number of Accounts                             193,540            40,433
     Balance of Accounts                        452,213,147       113,983,489

     31+Days Delinquency Rate                                         3.0847%

     Change in Account Owner Retained                                 0.0009%
     Interest

     Prior Month Account Owner Retained                               0.2839%
     Interest Factor
     Current Month Account Owner                                      0.2848%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance

     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Floating Allocation Percentage              7.0000000%       72.3893794%
     Principal Allocation Percentage             7.0000000%       72.3893794%
     Finance Charge Collections                1,047,473.76     14,963,910.88
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    12,501,871.34    178,598,162.07
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    353,075.42      5,043,934.60
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   56,407.84        805,826.23
     Adjustments
     New Receivables
     Ending Principal Receivables Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.78093%          5.73368%
     Investor Finance Charge Collections      15,769,737.10     15,769,737.10
     Investor Principal Collections          178,598,162.07    178,598,162.07
     Investor Default Amount Due               5,043,934.60      5,043,934.60
     Investor Monthly Interest Due             4,978,018.75      4,937,331.25
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               5.98750%
     Investor Monthly Interest Due               360,913.19      4,935,867.36
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 360,913.19      4,935,867.36
     Investor  Default Amount Due                353,075.42      5,043,934.60
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     Total Due                                   830,655.28     11,646,468.63
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        15,732,653.17
     Collections
     Interest/Principal/Spread                                           0.00
     Investment Proceeds
     Series Adjusted Portfolio Yield                                   12.83%
     Base Rate                                                          7.92%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                           1,101,285.72     15,732,653.17
     Monthly Interest Paid                             0.00      4,574,954.17
     Investor Default Amount Paid                      0.00      4,388,223.10
     Excess Spread                             1,101,285.72      6,769,475.90
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             302,636.08
     Required Amount                                               302,636.08
     -------------------------------------------------------------------------
     Monthly Interest Paid                       360,913.19        360,913.19
     Investor Default Paid                       353,075.42        655,711.50
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           4,086,184.54
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       360,913.19        360,913.19
     Principal Distribution                            0.00              0.00
     Total Distribution                          360,913.19        360,913.19
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.1559
     Certificate
     Interest Distribution Per 1,000                 5.1559
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,132,216.66
     2nd Collection Accounts Deposit                             4,574,954.17
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             8,707,170.83


     Delinquencies                              61-90            91-120

     Number of Accounts                              21,846            15,697
     Balance of Accounts                         71,146,861        54,302,485

     31+Days Delinquency Rate

Change in Account Owner Retained ..    0.00 CIA Investor Interest Reduced Margin
     Interest

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance

     Series Allocation Percentage                                      13.33%
     Beginning Invested /Transferor          381,418,114.65  1,381,418,114.65
     Amount
     Floating Allocation Percentage             27.6106206%      100.0000000%
     Principal Allocation Percentage            27.6106206%      100.0000000%
     Finance Charge Collections                5,707,506.67     20,671,417.55
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    68,120,574.26    246,718,736.33
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  1,923,848.03      6,967,782.63
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  307,356.72      1,113,182.95
     Adjustments
     New Receivables
     Ending Principal Receivables Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      338,308,498.51  1,338,308,498.51
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82450%          5.75978%
     Investor Finance Charge Collections      15,769,737.10     15,769,737.10
     Investor Principal Collections          178,598,162.07    178,598,162.07
     Investor Default Amount Due               5,043,934.60      5,043,934.60
     Investor Monthly Interest Due             5,015,541.67      4,957,868.75
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              22,199           293,715
     Balance of Accounts                         80,166,235    771,812,217.04

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     10,360,635,859.87
     Balance
     Special Funding Account Balance                   0.00
     Beginning Total Principal Balance    10,360,635,859.87

     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              155,035,631.62
     Total Yield                                     17.96%
     Trust Portfolio Yield                           12.87%
     Principal Collections                 1,850,390,522.45
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            17.86%
     Defaults                                 52,258,369.70
     Monthly Default Rate                             6.05%
     Net Monthly Default Rate                         5.09%
     Recoveries                                8,348,872.12
     Adjustments                            (29,030,111.81)
     New Receivables                       1,550,296,659.29
     Ending Principal Receivables Balance 10,037,313,738.82
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       10,037,313,738.82

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   10,037,313,738.82
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.77543%
     Investor Finance Charge Collections      90,675,988.35
     Investor Principal Collections        1,026,939,431.90
     Investor Default Amount Due              29,002,623.95
     Investor Monthly Interest Due            28,594,469.97
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                               Group 1
     Series:                              Series 1995-1
     Supplement Date:                     01-Aug-95


     MONTHLY STATEMENT
     AT&T UNIVERSAL CARD MASTER TRUST
     SERIES 1995-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-1 Supplement dated as of 08/01/95 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 04/17/98 with respect to the performance of the Trust during the month of 03/01/98 to 03/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

 (1) The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                           0

 (2) The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                           0

 (3) The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                           0

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
 (1) The amount of Class A Investor
     Charge Offs                                                            0
 (2) The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                       0
 (3) The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                                   0
 (4) The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                           0
 (5) The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                      0

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
 (1) The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                           0
 (2) The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                           0
 (3) The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                           0

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
 (1) The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                                0

 (2) The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                         0
     amount
 (3) The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                                0
 (4) The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                           0
 (5) The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                      0

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
 (1) The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                        360,913.19
 (2) The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                        0

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
 (1) The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                                 0
 (2) The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                             0

     AT&T UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ___/s/ Tom Donahue
          Name:   Tom Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            10,360,635,859.87
Receivables:
Beginning of the Month Finance Charge                           97,353,930.83
Receivables:
Beginning of the Month Discounted                                        0.00
Receivables:
Beginning of the Month Premium                                           0.00
Receivables:
Beginning of the Month Total Receivables:                   10,457,989,790.70


Removed Principal Receivables:                                           0.00
Removed Finance Charge Receivables:                                      0.00
Removed Total Receivables:                                               0.00


Additional Principal Receivables:                                        0.00
Additional Finance Charge Receivables:                                   0.00
Additional Total Receivables:                                            0.00


Discounted Receivables Generated this                                    0.00
Period:
Premium Receivables Generated this                                       0.00
Period:
End of the Month Principal Receivables:                     10,037,313,738.82
End of the Month Finance Charge                                 87,629,238.03
Receivables:
End of the Month Discounted Receivables:                                 0.00
End of the Month Premium Receivables:                                    0.00
End of the Month Total Receivables:                         10,124,942,976.85


Special Funding Account Balance                                          0.00
Aggregate Invested Amount (all Master                        7,500,000,000.00
Trust Series)

End of the Month Transferor Amount                             338,308,498.51


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                       113,983,488.90
   61-90 Days Delinquent                                        71,146,861.19
   91+ Days Delinquent                                         134,468,719.79

   Total 31+ Days Delinquent                                   319,599,069.88

Defaulted Accounts During the Month                             52,258,369.70

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $870,000,000
Class B Initial Invested Amount                $60,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                      1,000,000,000.00

Class A Invested Amount                    $870,000,000.00
Class B Invested Amount                     $60,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                              1,000,000,000.00


Class A Adjusted Invested Amount           $870,000,000.00
Class B Adjusted Invested Amount            $60,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     1,000,000,000.00


MONTHLY SERVICING FEE                                            1,666,666.67


INVESTOR DEFAULT AMOUNT                                          5,043,934.60


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                   5.76%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                                 15,769,737.10
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                      0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                                  5,043,934.60
GROUP 1 INVESTOR MONTHLY FEES                                    1,666,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                                4,957,868.75


SERIES 1995-1 INFORMATION
SERIES 1995-1 ALLOCATION PERCENTAGE                                    13.33%
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                          20,671,417.55
COLLECTIONS
SERIES 1995-1 ADDITIONAL AMOUNTS                                         0.00
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                         6,967,782.63
SERIES 1995-1 MONTHLY FEES                                       1,666,666.67
SERIES 1995-1 ALLOCABLE PRINCIPAL                              246,718,736.33
COLLECTIONS
SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                        70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         72.39%

INVESTOR FINANCE CHARGE COLLECTIONS                             14,963,910.88
INVESTOR DEFAULT AMOUNT                                          5,043,934.60
REALLOCATED INVESTOR FINANCE CHARGE                             15,732,653.17
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       72.39%
AVAILABLE PRINCIPAL COLLECTIONS                                178,598,162.07


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            87.00%

    Class A Floating Percentage of          $13,687,408.25
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                   13,687,408.25

   Class A Monthly Interest                  $4,273,995.83
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $4,388,223.10
TOTAL CLASS A EXCESS SPREAD                                      5,025,189.32

CLASS A REQUIRED AMOUNT                                                  0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             6.00%

CLASS B AVAILABLE FUNDS                                            943,959.19

   Class B Monthly Interest                    $300,958.33
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                        643,000.86

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       1,101,285.72
   Collateral Interest Servicing Fee                                     0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   1,101,285.72

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                              6,769,475.90


                                          C-6

Excess Spread Applied to Class A                                         0.00
Required Amount
Excess Spread Applied to Class A                                         0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                   302,636.08
Required Amount
Excess Spread Applied to Reductions of                                   0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                                360,913.19
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                          1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                           353,075.42
Amount
Excess Spread Applied to Reductions of                                   0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                                 0.00
Excess Spread Applied to Other Amounts                                   0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                               4,086,184.54

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                        30,751,311.29
 FOR ALL ALLOCATION SERIES

SERIES 1995-1 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                        0.00
ALLOCATED TO SERIES 1995-1

Excess Finance Charge Collections                                        0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                        0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                        0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                        0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                        0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                        0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                        0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                        0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                        0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                        0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.92%
Base Rate (Prior Month)                               7.35%
Base Rate (Two Months Ago)                            7.56%
THREE MONTH AVERAGE BASE RATE                                           7.61%

Series Adj Portfolio Yield (Curr Month)              12.83%
Series Adj Portfolio Yield (Prior Month)             10.48%
Series Adj Port Yield (Two Months Ago)               11.86%
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.72%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           87.00%

   Class A Principal Collections           $155,380,401.00

CLASS B PRINCIPAL PERCENTAGE                                            6.00%

   Class B Principal Collections            $10,715,889.72

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $12,501,871.34

AVAILABLE PRINCIPAL COLLECTIONS            $178,598,162.07

REALLOCATED PRINCIPAL COLLECTIONS                                        0.00

SERIES 1995-1 PRINCIPAL SHORTFALL                                        0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                   0.00
FROM OTHER
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                                0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                        0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                          183,642,096.67
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                             0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                    0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                                 0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                  0.00
PREVIOUS CLASS B INVESTED AMOUNT                                         0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                      0.00
REDUCTIONS
REIMBURSED


     AT&T UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  ___/s/Tom Donahue
          Name:   Tom Donahue
            Title:  Servicing Officer

     AT&T Universal Funding Corporation
     Credit Card Asset Backed Securities

     AT&T Universal Card  Master Trust
     Series 1995-2

     Monthly Report                                                 31-Mar-98
     Distribution Date                                              17-Apr-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage
     Beginning Invested /Transferor          675,000,000.00     35,625,000.00
     Amount
     Floating Allocation Percentage             90.0000000%        4.7500000%
     Principal Allocation Percentage            90.0000000%        4.7500000%
     Finance Charge Collections               10,100,639.84        533,089.32
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   120,553,759.40      6,362,559.52
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,404,655.86        179,690.17
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  543,932.70         28,707.56
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      675,000,000.00     35,625,000.00
     -------------------------------------------------------------------------
     Group II Information                   Series 1995-2        Series
     Invested Amount                         750,000,000.00              0.00
     Average Rate                                  5.96172%           0.0000%
     Investor Finance Charge Collections      11,827,302.83              0.00
     Investor Principal Collections          133,948,621.55              0.00
     Investor Default Amount Due               3,782,950.95              0.00
     Investor Monthly Interest Due             3,732,677.73              0.00
     Investor Monthly Fees Due                 1,250,000.00              0.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.95000%          6.10000%
     Investor Monthly Interest Due             3,346,875.00        181,093.75
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               3,346,875.00        181,093.75
     Investor  Default Amount Due              3,404,655.86        179,690.17
     Investor Monthly Fees Due                 1,125,000.00         59,375.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                     7,876,530.86        420,158.92
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          10,644,572.64        561,796.88
     Monthly Interest Paid                     3,346,875.00        181,093.75
     Investor Default Amount Paid              3,404,655.86              0.00
     Excess Spread                             3,893,041.78        380,703.13
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        179,690.17
     Required Amount                                   0.00        179,690.17
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        179,690.17
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          675,000,000.00     35,625,000.00
     Interest Distribution                     3,346,875.00        181,093.75
     Principal Distribution                            0.00              0.00
     Total Distribution                        3,346,875.00        181,093.75
     Ending Certificate Balance              675,000,000.00     35,625,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    4.9583            5.0833
     Certificate
     -------------------------------------------------------------------------
     Interest Distribution Per 1,000                 4.9583            5.0833
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate


     Delinquencies                              1-30              31-60

     Number of Accounts                             193,540            40,433
     Balance of Accounts                        452,213,147       113,983,489

     31+Days Delinquency Rate                                         3.0847%

     Change in Account Owner Retained                                 0.0009%
     Interest

     Prior Month Account Owner Retained                               0.2839%
     Interest Factor
     Current Month Account Owner                                      0.2848%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage
     Beginning Invested /Transferor           39,375,000.00    750,000,000.00
     Amount
     Floating Allocation Percentage              5.2500000%       72.3893794%
     Principal Allocation Percentage             5.2500000%       72.3893794%
     Finance Charge Collections                  589,203.99     11,222,933.16
     Total Yield
     Trust Portfolio Yield
     Principal Collections                     7,032,302.63    133,948,621.55
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    198,604.92      3,782,950.95
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   31,729.41        604,369.67
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       39,375,000.00    750,000,000.00
     -------------------------------------------------------------------------
     Group II Information                      Series            Series
     Invested Amount                                   0.00              0.00
     Average Rate                                   0.0000%           0.0000%
     Investor Finance Charge Collections               0.00              0.00
     Investor Principal Collections                    0.00              0.00
     Investor Default Amount Due                       0.00              0.00
     Investor Monthly Interest Due                     0.00              0.00
     Investor Monthly Fees Due                         0.00              0.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.03750%
     Investor Monthly Interest Due               204,708.98      3,732,677.73
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 204,708.98      3,732,677.73
     Investor  Default Amount Due                198,604.92      3,782,950.95
     Investor Monthly Fees Due                    65,625.00      1,250,000.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                       468,938.91      8,765,628.68
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        11,827,302.83
     Collections
     Interest/Principal/Spread                                           0.09
     Investment Proceeds
     Series Adjusted Portfolio Yield                                   12.87%
     Base Rate                                                          7.97%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             620,933.40     11,827,302.92
     Monthly Interest Paid                             0.00      3,527,968.75
     Investor Default Amount Paid                      0.00      3,404,655.86
     Excess Spread                               620,933.40      4,894,678.31
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             179,690.17
     Required Amount                                               179,690.17
     -------------------------------------------------------------------------
     Monthly Interest Paid                       204,708.98        204,708.98
     Investor Default Paid                       198,604.92        378,295.10
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,250,000.00
     Excess Finance Charge Collections                           3,061,674.23
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           39,375,000.00    750,000,000.00
     Interest Distribution                       204,708.98      3,732,677.73
     Principal Distribution                            0.00              0.00
     Total Distribution                          204,708.98      3,732,677.73
     Ending Certificate Balance               39,375,000.00    750,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.1990
     Certificate
     -------------------------------------------------------------------------
     Interest Distribution Per 1,000                 5.1990
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate


     Delinquencies                              61-90            91-120

     Number of Accounts                              21,846            15,697
     Balance of Accounts                         71,146,861        54,302,485

     31+Days Delinquency Rate

Change in Account Owner Retained ..    0.00 CIA Investor Interest Reduced Margin
     Interest

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage                                      10.00%
     Beginning Invested /Transferor          286,063,585.99  1,036,063,585.99
     Amount
     Floating Allocation Percentage             27.6106206%      100.0000000%
     Principal Allocation Percentage            27.6106206%      100.0000000%
     Finance Charge Collections                4,280,630.01     15,503,563.16
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    51,090,430.69    185,039,052.24
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  1,442,886.02      5,225,836.97
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  230,517.54        834,887.21
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      253,731,373.88  1,003,731,373.88
     -------------------------------------------------------------------------
     Group II Information                    Group Total
     Invested Amount                         750,000,000.00
     Average Rate                                  5.96172%
     Investor Finance Charge Collections      11,827,302.83
     Investor Principal Collections          133,948,621.55
     Investor Default Amount Due               3,782,950.95
     Investor Monthly Interest Due             3,732,677.73
     Investor Monthly Fees Due                 1,250,000.00
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              22,199           293,715
     Balance of Accounts                         80,166,235    771,812,217.04

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     10,360,635,859.87
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       10,360,635,859.87

     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              155,035,631.62
     Total Yield                                     17.96%
     Trust Portfolio Yield                           12.87%
     Principal Collections                 1,850,390,522.45
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            17.86%
     Defaults                                 52,258,369.70
     Monthly Default Rate                             6.05%
     Net Monthly Default Rate                         5.09%
     Recoveries                                8,348,872.12
     Adjustments                            (29,030,111.81)
     New Receivables                       1,550,296,659.29
     Ending Principal  Receivables        10,037,313,738.82
     Balance
     Minimum Series Required Balance         802,500,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       10,037,313,738.82

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   10,037,313,738.82
     -------------------------------------------------------

     Group:                               Group II
     Series:                              Series 1995-2
     Supplement Date:                     15-Nov-95

     MONTHLY STATEMENT
     AT&T UNIVERSAL CARD MASTER TRUST
     SERIES 1995-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 04/17/98 with respect to the performance of the Trust during the month of 03/01/98 to 03/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $4.95833333

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $4.95833333

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $5.08333333
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $5.08333333
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $204,708.98
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     AT&T UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ___/s/Tom Donahue
          Name:   Tom Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $10,360,635,859.87
Receivables:
Beginning of the Month Finance Charge                         $97,353,930.83
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $10,457,989,790.70


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $10,037,313,738.82
End of the Month Finance Charge                               $87,629,238.03
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $10,124,942,976.85


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $7,500,000,000.00
Trust Series)

End of the Month Transferor Amount                           $253,731,373.88


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $113,983,488.90
   61-90 Days Delinquent                                      $71,146,861.19
   91+ Days Delinquent                                       $134,468,719.79

   Total 31+ Days Delinquent                                 $319,599,069.88

Defaulted Accounts During the Month                           $52,258,369.70

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $675,000,000
Class B Initial Invested Amount                $35,625,000
Collateral Initial Invested Amount             $39,375,000
INITIAL INVESTED AMOUNT                                         $750,000,000

Class A Invested Amount                    $675,000,000.00
Class B Invested Amount                     $35,625,000.00
Collateral Invested Amount                  $39,375,000.00
INVESTED AMOUNT                                                 $750,000,000


Class A Adjusted Invested Amount           $675,000,000.00
Class B Adjusted Invested Amount            $35,625,000.00
Collateral Invested Amount                  $39,375,000.00
ADJUSTED INVESTED AMOUNT                                        $750,000,000


MONTHLY SERVICING FEE                                          $1,250,000.00


INVESTOR DEFAULT AMOUNT                                        $3,782,950.95


GROUP II INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                   5.96%
ALL SERIES
IN GROUP II

GROUP II INVESTOR FINANCE CHARGE                              $11,827,302.83
COLLECTIONS
GROUP II INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP II INVESTOR DEFAULT AMOUNT                               $3,782,950.95
GROUP II INVESTOR MONTHLY FEES                                 $1,250,000.00
GROUP II INVESTOR MONTHLY INTEREST                             $3,732,677.73


SERIES 1995-2 INFORMATION
SERIES 1995-2 ALLOCATION PERCENTAGE                                    10.00%
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                        $15,503,563.16
COLLECTIONS
SERIES 1995-2 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                       $5,225,836.97
SERIES 1995-2 MONTHLY FEES                                     $1,250,000.00
SERIES 1995-2 ALLOCABLE PRINCIPAL                            $185,039,052.24
COLLECTIONS
SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                      $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                         72.39%

 INVESTOR FINANCE CHARGE COLLECTIONS                          $11,222,933.16
INVESTOR DEFAULT AMOUNT                                        $3,782,950.95
REALLOCATED INVESTOR FINANCE CHARGE                           $11,827,302.83
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       72.39%
AVAILABLE PRINCIPAL COLLECTIONS                              $133,948,621.55


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            90.00%

    Class A Floating Percentage of          $10,644,572.64
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $10,644,572.64

   Class A Monthly Interest                  $3,346,875.00
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,404,655.86
TOTAL CLASS A EXCESS SPREAD                                    $3,893,041.78

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             4.75%

CLASS B AVAILABLE FUNDS                                          $561,796.88

   Class B Monthly Interest                    $181,093.75
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $380,703.13

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          5.25%

COLLATERAL AVAILABLE FUNDS                                       $620,933.40
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $620,933.40

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $4,894,678.31

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Chargeoffs

Excess Spread Applied to Class B                                 $179,690.17
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $204,708.98
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral Default                         $198,604.92
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $3,061,674.23

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $30,751,311.29
 FOR ALL ALLOCATION SERIES

SERIES 1995-2 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1995-2

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.97%
Base Rate (Prior Month)                               7.94%
Base Rate (Two Months Ago)                            7.94%
THREE MONTH AVERAGE BASE RATE                                           7.95%

SerieMAR: (22 posting days / 5 Mondays)              12.87%
Adj
Portfolio
Yield
(Curr
Month)
SerieFEB: (20 posting days / 4 Mondays)              10.50%
Adj
Portfolio
Yield
(Prior
Month)
SerieJAN: (21 posting days / 4 Mondays)              11.78%
Adj
Port
Yield
(Two
Months
Ago)
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.72%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           90.00%

   Class A Principal Collections           $120,553,759.40

CLASS B PRINCIPAL PERCENTAGE                                            4.75%

   Class B Principal Collections             $6,362,559.52

COLLATERAL PRINCIPAL PERCENTAGE                                         5.25%
   Collateral Principal Collections          $7,032,302.63

AVAILABLE PRINCIPAL COLLECTIONS            $133,948,621.55

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1995-2 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $137,731,572.50
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     AT&T UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  ____/s/Tom Donahue
          Name:   Tom Donahue
            Title:  Servicing Officer

     AT&T Universal Funding Corporation
     Credit Card Asset Backed Securities

     AT&T Universal Card  Master Trust
     Series 1995-3

     Monthly Report                               31-Mar-98
     Distribution Date                            17-Apr-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage
     Beginning Invested /Transferor          652,500,000.00     45,000,000.00
     Amount
     Floating Allocation Percentage             87.0000000%        6.0000000%
     Principal Allocation Percentage            87.0000000%        6.0000000%
     Finance Charge Collections                9,763,951.85        673,375.99
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   116,535,300.75      8,036,917.29
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,291,167.33        226,977.06
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  525,801.61         36,262.18
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      652,500,000.00     45,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.73198%          5.83718%
     Investor Finance Charge Collections      15,769,737.10     11,827,302.83
     Investor Principal Collections          178,598,162.07    133,948,621.55
     Investor Default Amount Due               5,043,934.60      3,782,950.95
     Investor Monthly Interest Due             4,935,867.36      3,769,842.19
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.81500%          5.92500%
     Investor Monthly Interest Due             3,267,303.13        229,593.75
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               3,267,303.13        229,593.75
     Investor  Default Amount Due              3,291,167.33        226,977.06
     Investor Monthly Fees Due                 1,087,500.00         75,000.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                     7,645,970.45        531,570.81

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          10,337,881.86        712,045.89
     Monthly Interest Paid                     3,267,303.13        229,593.75
     Investor Default Amount Paid              3,291,167.33              0.00
     Excess Spread                             3,779,411.41        482,452.14
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        226,977.06
     Required Amount                                   0.00        226,977.06
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        226,977.06
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          652,500,000.00     45,000,000.00
     Interest Distribution                     9,169,528.13        644,343.75
     Principal Distribution                            0.00              0.00
     Total Distribution                        9,169,528.13        644,343.75
     Ending Certificate Balance              652,500,000.00     45,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                   14.0529           14.3188
     Certificate
     Interest Distribution Per 1,000                14.0529           14.3188
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Accounts Deposit         2,951,112.50        207,375.00
     2nd Collection Accounts Deposit           2,951,112.50        207,375.00
     3rd Collection Accounts Deposit           3,267,303.13        229,593.75
     Quarterly Interest Distribution           9,169,528.13        644,343.75


     Delinquencies                              1-30              31-60

     Number of Accounts                             193,540            40,433
     Balance of Accounts                        452,213,147       113,983,489

     31+Days Delinquency Rate                                         3.0847%

     Change in Account Owner Retained                                 0.0009%
     Interest

     Prior Month Account Owner Retained                               0.2839%
     Interest Factor
     Current Month Account Owner                                      0.2848%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage
     Beginning Invested /Transferor           52,500,000.00    750,000,000.00
     Amount
     Floating Allocation Percentage              7.0000000%       72.3893794%
     Principal Allocation Percentage             7.0000000%       72.3893794%
     Finance Charge Collections                  785,605.32     11,222,933.16
     Total Yield
     Trust Portfolio Yield
     Principal Collections                     9,376,403.51    133,948,621.55
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    264,806.57      3,782,950.95
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   42,305.88        604,369.67
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       52,500,000.00    750,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.78093%          5.73368%
     Investor Finance Charge Collections      15,769,737.10     15,769,737.10
     Investor Principal Collections          178,598,162.07    178,598,162.07
     Investor Default Amount Due               5,043,934.60      5,043,934.60
     Investor Monthly Interest Due             4,978,018.75      4,937,331.25
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.03750%
     Investor Monthly Interest Due               272,945.31      3,769,842.19
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 272,945.31      3,769,842.19
     Investor  Default Amount Due                264,806.57      3,782,950.95
     Investor Monthly Fees Due                    87,500.00      1,250,000.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                       625,251.88      8,802,793.14
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        11,867,431.54
     Collections
     Interest/Principal/Spread                                      13,216.42
     Investment Proceeds
     Series Adjusted Portfolio Yield                                   12.96%
     Base Rate                                                          8.03%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             830,720.21     11,880,647.96
     Monthly Interest Paid                             0.00      3,496,896.88
     Investor Default Amount Paid                      0.00      3,291,167.33
     Excess Spread                               830,720.21      5,092,583.76

     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             226,977.06
     Required Amount                                               226,977.06
     -------------------------------------------------------------------------
     Monthly Interest Paid                       272,945.31        272,945.31
     Investor Default Paid                       264,806.57        491,783.62
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,250,000.00
     Excess Finance Charge Collections                           3,077,854.82
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           52,500,000.00    750,000,000.00
     Interest Distribution                       272,945.31     10,086,817.19
     Principal Distribution                            0.00              0.00
     Total Distribution                          272,945.31     10,086,817.19
     Ending Certificate Balance               52,500,000.00    750,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.1990
     Certificate
     Interest Distribution Per 1,000                 5.1990
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Accounts Deposit                           3,158,487.50
     2nd Collection Accounts Deposit                             3,158,487.50
     3rd Collection Accounts Deposit                             3,496,896.88
     Quarterly Interest Distribution                             9,813,871.88


     Delinquencies                              61-90            91-120

     Number of Accounts                              21,846            15,697
     Balance of Accounts                         71,146,861        54,302,485

     31+Days Delinquency Rate

Change in Account Owner Retained ..    0.00 CIA Investor Interest Reduced Margin
     Interest

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage                                      10.00%
     Beginning Invested /Transferor          286,063,585.99  1,036,063,585.99
     Amount
     Floating Allocation Percentage             27.6106206%      100.0000000%
     Principal Allocation Percentage            27.6106206%      100.0000000%
     Finance Charge Collections                4,280,630.01     15,503,563.16
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    51,090,430.69    185,039,052.24
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  1,442,886.02      5,225,836.97
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  230,517.54        834,887.21
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      253,731,373.88  1,003,731,373.88
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82450%          5.75978%
     Investor Finance Charge Collections      15,769,737.10     15,769,737.10
     Investor Principal Collections          178,598,162.07    178,598,162.07
     Investor Default Amount Due               5,043,934.60      5,043,934.60
     Investor Monthly Interest Due             5,015,541.67      4,957,868.75
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------

     Delinquencies                              121+              Total

     Number of Accounts                              22,199           293,715
     Balance of Accounts                         80,166,235    771,812,217.04

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     10,360,635,859.87
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       10,360,635,859.87

     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              155,035,631.62
     Total Yield                                     17.96%
     Trust Portfolio Yield                           12.87%
     Principal Collections                 1,850,390,522.45
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            17.86%
     Defaults                                 52,258,369.70
     Monthly Default Rate                             6.05%
     Net Monthly Default Rate                         5.09%
     Recoveries                                8,348,872.12
     Adjustments                            (29,030,111.81)
     New Receivables                       1,550,296,659.29
     Ending Principal  Receivables        10,037,313,738.82
     Balance
     Minimum Series Required Balance         802,500,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       10,037,313,738.82

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   10,037,313,738.82
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.77543%
     Investor Finance Charge Collections      90,675,988.35
     Investor Principal Collections        1,026,939,431.90
     Investor Default Amount Due              29,002,623.95
     Investor Monthly Interest Due            28,594,469.97
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                               Group 1
     Series:                              Series 1995-3
     Supplement Date:                     15-Nov-95

     MONTHLY STATEMENT
     AT&T UNIVERSAL CARD MASTER TRUST
     SERIES 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 04/17/98 with respect to the performance of the Trust during the month of 03/01/98 to 03/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

 (1) The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $14.05291667

 (2) The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $14.05291667

 (3) The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00
                                                      C-1

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
 (1) The amount of Class A Investor
     Charge Offs                                                       $0.00
 (2) The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
 (3) The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
 (4) The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
 (5) The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
 (1) The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $14.31875000
 (2) The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $14.31875000
 (3) The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
 (1) The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

 (2) The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
 (3) The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
 (4) The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
 (5) The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
 (1) The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $272,945.31
 (2) The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
 (1) The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
 (2) The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     AT&T UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ____/s/Tom Donahue
          Name:   Tom Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $10,360,635,859.87
Receivables:
Beginning of the Month Finance Charge                         $97,353,930.83
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $10,457,989,790.70


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $10,037,313,738.82
End of the Month Finance Charge                               $87,629,238.03
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $10,124,942,976.85


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $7,500,000,000.00
Trust Series)

End of the Month Transferor Amount                           $253,731,373.88


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $113,983,488.90
   61-90 Days Delinquent                                      $71,146,861.19
   91+ Days Delinquent                                       $134,468,719.79

   Total 31+ Days Delinquent                                 $319,599,069.88

Defaulted Accounts During the Month                           $52,258,369.70

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $652,500,000
Class B Initial Invested Amount                $45,000,000
Collateral Initial Invested Amount             $52,500,000
INITIAL INVESTED AMOUNT                                         $750,000,000

Class A Invested Amount                    $652,500,000.00
Class B Invested Amount                     $45,000,000.00
Collateral Invested Amount                  $52,500,000.00
INVESTED AMOUNT                                                 $750,000,000


Class A Adjusted Invested Amount           $652,500,000.00
Class B Adjusted Invested Amount            $45,000,000.00
Collateral Invested Amount                  $52,500,000.00
ADJUSTED INVESTED AMOUNT                                        $750,000,000


MONTHLY SERVICING FEE                                          $1,250,000.00


INVESTOR DEFAULT AMOUNT                                        $3,782,950.95


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                   5.82%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $15,769,737.10
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                                $5,043,934.60
GROUP 1 INVESTOR MONTHLY FEES                                  $1,666,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                              $5,015,541.67


SERIES 1995-3  INFORMATION
SERIES 1995-3  ALLOCATION PERCENTAGE                                   10.00%
SERIES 1995-3  ALLOCABLE FINANCE CHARGE                       $15,503,563.16
COLLECTIONS
SERIES 1995-3  ADDITIONAL AMOUNTS                                      $0.00
SERIES 1995-3  ALLOCABLE DEFAULTED AMOUNT                      $5,225,836.97
SERIES 1995-3  MONTHLY FEES                                    $1,250,000.00
SERIES 1995-3  ALLOCABLE PRINCIPAL                           $185,039,052.24
COLLECTIONS
SERIES 1995-3  REQUIRED TRANSFEROR AMOUNT                     $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                         72.39%

INVESTOR FINANCE CHARGE COLLECTIONS                           $11,222,933.16
INVESTOR DEFAULT AMOUNT                                        $3,782,950.95
REALLOCATED INVESTOR FINANCE CHARGE                           $11,867,431.54
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       72.39%
AVAILABLE PRINCIPAL COLLECTIONS                              $133,948,621.55


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            87.00%

    Class A Floating Percentage of          $10,337,881.86
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $10,337,881.86

   Class A Monthly Interest                  $3,267,303.13
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,291,167.33
TOTAL CLASS A EXCESS SPREAD                                    $3,779,411.41

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             6.00%

CLASS B AVAILABLE FUNDS                                          $712,045.89

   Class B Monthly Interest                    $229,593.75
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $482,452.14

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       $830,720.21
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $830,720.21

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $5,092,583.76

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $226,977.06
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $272,945.31
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral Default                         $264,806.57
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $3,077,854.82

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $30,751,311.29
 FOR ALL ALLOCATION SERIES

SERIES 1995-3  EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1995-3

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             8.03%
Base Rate (Prior Month)                               7.44%
Base Rate (Two Months Ago)                            7.44%
THREE MONTH AVERAGE BASE RATE                                           7.64%

SerieMAR: (22 posting days / 5 Mondays)              12.96%

SerieFEB: (20 posting days / 4 Mondays)              10.53%

SerieJAN: (21 posting days / 4 Mondays)              11.77%

THREE MONTH AVERAGE SERIES ADJUSTED                                    11.75%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           87.00%

   Class A Principal Collections           $116,535,300.75

CLASS B PRINCIPAL PERCENTAGE                                            6.00%

   Class B Principal Collections             $8,036,917.29

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections          $9,376,403.51

AVAILABLE PRINCIPAL COLLECTIONS            $133,948,621.55

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1995-3  PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES
                                                      C-8

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $137,731,572.50
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     AT&T UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  ____/s/ Tom Donahue
          Name:   Tom Donahue
            Title:  Servicing Officer

     AT&T Universal Funding Corporation
     Credit Card Asset Backed Securities

     AT&T Universal Card  Master Trust
     Series 1996-1

     Monthly Report                               31-Mar-98
     Distribution Date                            17-Apr-98
     -------------------------------------------------------------------------
     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               12,719,324.24      1,197,112.87
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   151,808,437.76     14,287,852.97
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  4,287,344.41        403,514.77
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  684,952.29         64,466.10
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.73198%          5.83718%
     Investor Finance Charge Collections      15,769,737.10     11,827,302.83
     Investor Principal Collections          178,598,162.07    133,948,621.55
     Investor Default Amount Due               5,043,934.60      3,782,950.95
     Investor Monthly Interest Due             4,935,867.36      3,769,842.19
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.75000%          5.88500%
     Investor Monthly Interest Due             4,208,680.56        405,411.11
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,208,680.56        405,411.11
     Investor  Default Amount Due              4,287,344.41        403,514.77
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     9,912,691.63        942,259.21
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds
     Series Adjusted Portfolio Yield
     Base Rate

     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          13,426,023.89      1,261,984.36
     Monthly Interest Paid                     4,208,680.56        405,411.11
     Investor Default Amount Paid              4,287,344.41              0.00
     Excess Spread                             4,929,998.93        856,573.25
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        403,514.77
     Required Amount                                   0.00        403,514.77
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        403,514.77
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                    11,811,458.34      1,137,766.67
     Principal Distribution                            0.00              0.00
     Total Distribution                       11,811,458.34      1,137,766.67
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                   13.8958           14.2221
     Certificate
     Interest Distribution Per 1,000                13.8958           14.2221
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          3,801,388.89        366,177.78
     2nd Collection Accounts Deposit           3,801,388.89        366,177.78
     3rd Collection Accounts Deposit           4,208,680.56        405,411.11
     Quarterly Interest Distribution          11,811,458.34      1,137,766.67

     Delinquencies                              1-30              31-60

     Number of Accounts                             193,540            40,433
     Balance of Accounts                        452,213,147       113,983,489

     31+Days Delinquency Rate                                         3.0847%
     Change in Account Owner Retained                                 0.0009%
     Interest

     Prior Month Account Owner Retained                               0.2839%
     Interest Factor
     Current Month Account Owner                                      0.2848%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Floating Allocation Percentage              7.0000000%       72.3893794%
     Principal Allocation Percentage             7.0000000%       72.3893794%
     Finance Charge Collections                1,047,473.76     14,963,910.88
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    12,501,871.34    178,598,162.07
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    353,075.42      5,043,934.60
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   56,407.84        805,826.23
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.78093%          5.73368%
     Investor Finance Charge Collections      15,769,737.10     15,769,737.10
     Investor Principal Collections          178,598,162.07    178,598,162.07
     Investor Default Amount Due               5,043,934.60      5,043,934.60
     Investor Monthly Interest Due             4,978,018.75      4,937,331.25
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.03750%
     Investor Monthly Interest Due               363,927.08      4,978,018.75
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 363,927.08      4,978,018.75
     Investor  Default Amount Due                353,075.42      5,043,934.60
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       833,669.17     11,688,620.02
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        15,774,804.56
     Collections
     Interest/Principal/Spread                                      17,440.02
     Investment Proceeds
     Series Adjusted Portfolio Yield                                   12.90%
     Base Rate                                                          7.97%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                           1,104,236.32     15,792,244.58
     Monthly Interest Paid                             0.00      4,614,091.67
     Investor Default Amount Paid                      0.00      4,287,344.41
     Excess Spread                             1,104,236.32      6,890,808.50

     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             403,514.77
     Required Amount                                               403,514.77
     -------------------------------------------------------------------------
     Monthly Interest Paid                       363,927.08        363,927.08
     Investor Default Paid                       353,075.42        756,590.19
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           4,103,624.56
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       363,927.08     13,313,152.09
     Principal Distribution                            0.00              0.00
     Total Distribution                          363,927.08     13,313,152.09
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.1990
     Certificate
     Interest Distribution Per 1,000                 5.1990
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,167,566.67
     2nd Collection Accounts Deposit                             4,167,566.67
     3rd Collection Accounts Deposit                             4,614,091.67
     Quarterly Interest Distribution                            12,949,225.01

     Delinquencies                              61-90            91-120

     Number of Accounts                              21,846            15,697
     Balance of Accounts                         71,146,861        54,302,485

     31+Days Delinquency Rate
Change in Account Owner Retained ..    0.00 CIA Investor Interest Reduced Margin
     Interest

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage                                      13.33%
     Beginning Invested /Transferor          381,418,114.65  1,381,418,114.65
     Amount
     Floating Allocation Percentage             27.6106206%      100.0000000%
     Principal Allocation Percentage            27.6106206%      100.0000000%
     Finance Charge Collections                5,707,506.67     20,671,417.55
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    68,120,574.26    246,718,736.33
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  1,923,848.03      6,967,782.63
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  307,356.72      1,113,182.95
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      338,308,498.51  1,338,308,498.51
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82450%          5.75978%
     Investor Finance Charge Collections      15,769,737.10     15,769,737.10
     Investor Principal Collections          178,598,162.07    178,598,162.07
     Investor Default Amount Due               5,043,934.60      5,043,934.60
     Investor Monthly Interest Due             5,015,541.67      4,957,868.75
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------

     Delinquencies                              121+              Total

     Number of Accounts                              22,199           293,715
     Balance of Accounts                         80,166,235    771,812,217.04

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     10,360,635,859.87
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       10,360,635,859.87

     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              155,035,631.62
     Total Yield                                     17.96%
     Trust Portfolio Yield                           12.87%
     Principal Collections                 1,850,390,522.45
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            17.86%
     Defaults                                 52,258,369.70
     Monthly Default Rate                             6.05%
     Net Monthly Default Rate                         5.09%
     Recoveries                                8,348,872.12
     Adjustments                            (29,030,111.81)
     New Receivables                       1,550,296,659.29
     Ending Principal  Receivables        10,037,313,738.82
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       10,037,313,738.82

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   10,037,313,738.82
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.77543%
     Investor Finance Charge Collections      90,675,988.35
     Investor Principal Collections        1,026,939,431.90
     Investor Default Amount Due              29,002,623.95
     Investor Monthly Interest Due            28,594,469.97
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

Group:                                    Group 1
Series:                                   Series 1996-1
Supplement Date:                          30-Apr-96

MONTHLY STATEMENT
AT&T UNIVERSAL CARD MASTER TRUST
SERIES 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 04/17/98 with respect to the performance of the Trust during the month of 03/01/98 to 03/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

 (1) The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $13.89583334

 (2) The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $13.89583334

 (3) The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

     Class A Investor Charge Offs and
     Reimbursement of Charge Offs
 (1) The amount of Class A Investor
     Charge Offs                                                       $0.00
 (2) The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
 (3) The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
 (4) The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
 (5) The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
 (1) The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $14.22208339
 (2) The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $14.22208339
 (3) The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
 (1) The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

 (2) The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
 (3) The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
 (4) The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
 (5) The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
 (1) The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $363,927.08
 (2) The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
 (1) The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
 (2) The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     AT&T UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By __/s/ Tom Donahue
          Name:   Tom Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $10,360,635,859.87
Receivables:
Beginning of the Month Finance Charge                         $97,353,930.83
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $10,457,989,790.70


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $10,037,313,738.82
End of the Month Finance Charge                               $87,629,238.03
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $10,124,942,976.85


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $7,500,000,000.00
Trust Series)

End of the Month Transferor Amount                           $338,308,498.51


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $113,983,488.90
   61-90 Days Delinquent                                      $71,146,861.19
   91+ Days Delinquent                                       $134,468,719.79

   Total 31+ Days Delinquent                                 $319,599,069.88

Defaulted Accounts During the Month                           $52,258,369.70

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $5,043,934.60


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                   5.82%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $15,769,737.10
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                                $5,043,934.60
GROUP 1 INVESTOR MONTHLY FEES                                  $1,666,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                              $5,015,541.67


SERIES 1996-1 INFORMATION
SERIES 1996-1 ALLOCATION PERCENTAGE                                    13.33%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                        $20,671,417.55
COLLECTIONS
SERIES 1996-1 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                       $6,967,782.63
SERIES 1996-1 MONTHLY FEES                                     $1,250,000.00
SERIES 1996-1 ALLOCABLE PRINCIPAL                            $246,718,736.33
COLLECTIONS
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         72.39%

INVESTOR FINANCE CHARGE COLLECTIONS                           $14,963,910.88
INVESTOR DEFAULT AMOUNT                                        $5,043,934.60
REALLOCATED INVESTOR FINANCE CHARGE                           $15,774,804.56
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       72.39%
AVAILABLE PRINCIPAL COLLECTIONS                              $178,598,162.07


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $13,426,023.89
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $13,426,023.89

   Class A Monthly Interest                  $4,208,680.56
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $4,287,344.41
TOTAL CLASS A EXCESS SPREAD                                    $4,929,998.93

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,261,984.36

   Class B Monthly Interest                    $405,411.11
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $856,573.25

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                     $1,104,236.32
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                 $1,104,236.32

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $6,890,808.50

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $403,514.77
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $363,927.08
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $353,075.42
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $4,103,624.56

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $30,751,311.29
 FOR ALL ALLOCATION SERIES

SERIES 1996-1 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-1

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.97%
Base Rate (Prior Month)                               7.39%
Base Rate (Two Months Ago)                            7.39%
THREE MONTH AVERAGE BASE RATE                                           7.58%

Series Adj Portfolio Yield (Curr Month)              12.90%
Series Adj Portfolio Yield (Prior Month)             10.47%
Series Adj Port Yield (Two Months Ago)               11.71%
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.69%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $151,808,437.76

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $14,287,852.97

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $12,501,871.34

AVAILABLE PRINCIPAL COLLECTIONS            $178,598,162.07

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-1 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $183,642,096.67
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     AT&T UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  ___/s/ Tom Donahue
          Name:   Tom Donahue
            Title:  Servicing Officer

     AT&T Universal Funding Corporation
     Credit Card Asset Backed Securities

     AT&T Universal Card  Master Trust
     Series 1996-2

     Monthly Report                               31-Mar-98
     Distribution Date                            17-Apr-98

     -------------------------------------------------------------------------
     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               12,719,324.24      1,197,112.87
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   151,808,437.76     14,287,852.97
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  4,287,344.41        403,514.77
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  684,952.29         64,466.10
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.73198%          5.83718%
     Investor Finance Charge Collections      15,769,737.10     11,827,302.83
     Investor Principal Collections          178,598,162.07    133,948,621.55
     Investor Default Amount Due               5,043,934.60      3,782,950.95
     Investor Monthly Interest Due             4,935,867.36      3,769,842.19
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.69500%          5.83500%
     Investor Monthly Interest Due             4,168,423.61        401,966.67
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,168,423.61        401,966.67
     Investor  Default Amount Due              4,287,344.41        403,514.77
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     9,872,434.69        938,814.77

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          13,414,985.95      1,258,729.36
     Monthly Interest Paid                     4,168,423.61        401,966.67
     Investor Default Amount Paid              4,287,344.41              0.00
     Excess Spread                             4,959,217.93        856,762.70
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        403,514.77
     Required Amount                                   0.00        403,514.77
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        403,514.77
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                    11,698,479.17      1,128,100.01
     Principal Distribution                            0.00              0.00
     Total Distribution                       11,698,479.17      1,128,100.01
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                   13.7629           14.1013
     Certificate
     Interest Distribution Per 1,000                13.7629           14.1013
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          3,765,027.78        363,066.67
     2nd Collection Accounts Deposit           3,765,027.78        363,066.67
     3rd Collection Accounts Deposit           4,168,423.61        401,966.67
     Quarterly Interest Distribution          11,698,479.17      1,128,100.01


     Delinquencies                              1-30              31-60

     Number of Accounts                             193,540            40,433
     Balance of Accounts                        452,213,147       113,983,489

     31+Days Delinquency Rate                                         3.0847%

     Change in Account Owner Retained                                 0.0009%
     Interest

     Prior Month Account Owner Retained                               0.2839%
     Interest Factor
     Current Month Account Owner                                      0.2848%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Floating Allocation Percentage              7.0000000%       72.3893794%
     Principal Allocation Percentage             7.0000000%       72.3893794%
     Finance Charge Collections                1,047,473.76     14,963,910.88
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    12,501,871.34    178,598,162.07
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    353,075.42      5,043,934.60
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   56,407.84        805,826.23
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.78093%          5.73368%
     Investor Finance Charge Collections      15,769,737.10     15,769,737.10
     Investor Principal Collections          178,598,162.07    178,598,162.07
     Investor Default Amount Due               5,043,934.60      5,043,934.60
     Investor Monthly Interest Due             4,978,018.75      4,937,331.25
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.08750%
     Investor Monthly Interest Due               366,940.97      4,937,331.25
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 366,940.97      4,937,331.25
     Investor  Default Amount Due                353,075.42      5,043,934.60
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       836,683.06     11,647,932.52
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        15,734,117.06
     Collections
     Interest/Principal/Spread                                      40,986.45
     Investment Proceeds
     Series Adjusted Portfolio Yield                                   12.88%
     Base Rate                                                          7.92%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                           1,101,388.19     15,775,103.51
     Monthly Interest Paid                             0.00      4,570,390.28
     Investor Default Amount Paid                      0.00      4,287,344.41
     Excess Spread                             1,101,388.19      6,917,368.82

     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             403,514.77
     Required Amount                                               403,514.77
     -------------------------------------------------------------------------
     Monthly Interest Paid                       366,940.97        366,940.97
     Investor Default Paid                       353,075.42        756,590.19
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           4,127,170.99
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       366,940.97     13,193,520.15
     Principal Distribution                            0.00              0.00
     Total Distribution                          366,940.97     13,193,520.15
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.2420
     Certificate
     Interest Distribution Per 1,000                 5.2420
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,128,094.45
     2nd Collection Accounts Deposit                             4,128,094.45
     3rd Collection Accounts Deposit                             4,570,390.28
     Quarterly Interest Distribution                            12,826,579.18


     Delinquencies                              61-90            91-120

     Number of Accounts                              21,846            15,697
     Balance of Accounts                         71,146,861        54,302,485

     31+Days Delinquency Rate

Change in Account Owner Retained ..    0.00 CIA Investor Interest Reduced Margin
Interest

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage                                      13.33%
     Beginning Invested /Transferor          381,418,114.65  1,381,418,114.65
     Amount
     Floating Allocation Percentage             27.6106206%      100.0000000%
     Principal Allocation Percentage            27.6106206%      100.0000000%
     Finance Charge Collections                5,707,506.67     20,671,417.55
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    68,120,574.26    246,718,736.33
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  1,923,848.03      6,967,782.63
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  307,356.72      1,113,182.95
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      338,308,498.51  1,338,308,498.51
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82450%          5.75978%
     Investor Finance Charge Collections      15,769,737.10     15,769,737.10
     Investor Principal Collections          178,598,162.07    178,598,162.07
     Investor Default Amount Due               5,043,934.60      5,043,934.60
     Investor Monthly Interest Due             5,015,541.67      4,957,868.75
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              22,199           293,715
     Balance of Accounts                         80,166,235    771,812,217.04

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     10,360,635,859.87
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       10,360,635,859.87

     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              155,035,631.62
     Total Yield                                     17.96%
     Trust Portfolio Yield                           12.87%
     Principal Collections                 1,850,390,522.45
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            17.86%
     Defaults                                 52,258,369.70
     Monthly Default Rate                             6.05%
     Net Monthly Default Rate                         5.09%
     Recoveries                                8,348,872.12
     Adjustments                            (29,030,111.81)
     New Receivables                       1,550,296,659.29
     Ending Principal  Receivables        10,037,313,738.82
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       10,037,313,738.82

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   10,037,313,738.82
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.77543%
     Investor Finance Charge Collections      90,675,988.35
     Investor Principal Collections        1,026,939,431.90
     Investor Default Amount Due              29,002,623.95
     Investor Monthly Interest Due            28,594,469.97
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

Group:                                    Group 1
Series:                                   Series 1996-2
Supplement Date:                          17-Sep-96

     MONTHLY STATEMENT
     AT&T UNIVERSAL CARD MASTER TRUST
     SERIES 1996-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-2 Supplement dated as of 6/30/96 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-2 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 04/17/98 with respect to the performance of the Trust during the month of 03/01/98 to 03/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

 (1) The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $13.76291667

 (2) The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $13.76291667

 (3) The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00
                                                      C-1

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
 (1) The amount of Class A Investor
     Charge Offs                                                       $0.00
 (2) The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
 (3) The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
 (4) The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
 (5) The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
 (1) The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $14.10125008
 (2) The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $14.10125008
 (3) The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
 (1) The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00
                                                      C-2

 (2) The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
 (3) The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
 (4) The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
 (5) The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
 (1) The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $366,940.97
 (2) The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
 (1) The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
 (2) The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     AT&T UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By __/s/ Tom Donahue
          Name:   Tom Donahue
          Title:  Servicing Officer
                                                      C-3

RECEIVABLES  ---

Beginning of the Month Principal                            $10,360,635,859.87
Receivables:
Beginning of the Month Finance Charge                         $97,353,930.83
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $10,457,989,790.70


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $10,037,313,738.82
End of the Month Finance Charge                               $87,629,238.03
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $10,124,942,976.85


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $7,500,000,000.00
Trust Series)

End of the Month Transferor Amount                           $338,308,498.51


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $113,983,488.90
   61-90 Days Delinquent                                      $71,146,861.19
   91+ Days Delinquent                                       $134,468,719.79

   Total 31+ Days Delinquent                                 $319,599,069.88

Defaulted Accounts During the Month                           $52,258,369.70

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $5,043,934.60


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                   5.82%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $15,769,737.10
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                                $5,043,934.60
GROUP 1 INVESTOR MONTHLY FEES                                  $1,666,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                              $5,015,541.67


SERIES 1996-2 INFORMATION
SERIES 1996-2 ALLOCATION PERCENTAGE                                    13.33%
SERIES 1996-2 ALLOCABLE FINANCE CHARGE                        $20,671,417.55
COLLECTIONS
SERIES 1996-2 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-2 ALLOCABLE DEFAULTED AMOUNT                       $6,967,782.63
SERIES 1996-2 MONTHLY FEES                                     $1,250,000.00
SERIES 1996-2 ALLOCABLE PRINCIPAL                            $246,718,736.33
COLLECTIONS
SERIES 1996-2 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         72.39%

INVESTOR FINANCE CHARGE COLLECTIONS                           $14,963,910.88
INVESTOR DEFAULT AMOUNT                                        $5,043,934.60
REALLOCATED INVESTOR FINANCE CHARGE                           $15,734,117.06
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       72.39%
AVAILABLE PRINCIPAL COLLECTIONS                              $178,598,162.07


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $13,414,985.95
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $13,414,985.95

   Class A Monthly Interest                  $4,168,423.61
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $4,287,344.41
TOTAL CLASS A EXCESS SPREAD                                    $4,959,217.93

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,258,729.36

   Class B Monthly Interest                    $401,966.67
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $856,762.70

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                     $1,101,388.19
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                 $1,101,388.19

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $6,917,368.82

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $403,514.77
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $366,940.97
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $353,075.42
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $4,127,170.99

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $30,751,311.29
 FOR ALL ALLOCATION SERIES

SERIES 1996-2 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-2

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.92%
Base Rate (Prior Month)                               7.35%
Base Rate (Two Months Ago)                            7.34%
THREE MONTH AVERAGE BASE RATE                                           7.54%

Series Adj Portfolio Yield (Curr Month)              12.88%
Series Adj Portfolio Yield (Prior Month)             10.48%
Series Adj Port Yield (Two Months Ago)               11.71%
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.69%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $151,808,437.76

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $14,287,852.97

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $12,501,871.34

AVAILABLE PRINCIPAL COLLECTIONS            $178,598,162.07

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-2 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES
                                                      C-8

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $183,642,096.67
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     AT&T UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  ___/s/ Tom Donahue
          Name:   Tom Donahue
            Title:  Servicing Officer

     AT&T Universal Funding Corporation
     Credit Card Asset Backed Securities

     AT&T Universal Card  Master Trust
     Series 1996-3

     Monthly Report                               31-Mar-98
     Distribution Date                            17-Apr-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               12,719,324.24      1,197,112.87
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   151,808,437.76     14,287,852.97
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  4,287,344.41        403,514.77
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  684,952.29         64,466.10
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.73198%          5.83718%
     Investor Finance Charge Collections      15,769,737.10     11,827,302.83
     Investor Principal Collections          178,598,162.07    133,948,621.55
     Investor Default Amount Due               5,043,934.60      3,782,950.95
     Investor Monthly Interest Due             4,935,867.36      3,769,842.19
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.78750%          5.98750%
     Investor Monthly Interest Due             4,236,128.47        412,472.22
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,236,128.47        412,472.22
     Investor  Default Amount Due              4,287,344.41        403,514.77
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     9,940,139.55        949,320.32

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          13,480,940.16      1,264,986.20
     Monthly Interest Paid                     4,236,128.47        412,472.22
     Investor Default Amount Paid              4,287,344.41              0.00
     Excess Spread                             4,957,467.28        852,513.98
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        403,514.77
     Required Amount                                   0.00        403,514.77
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        403,514.77
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          4,236,128.47        412,472.22
     2nd Collection Accounts Deposit                   0.00              0.00
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           4,236,128.47        412,472.22

     Delinquencies                              1-30              31-60

     Number of Accounts                             193,540            40,433
     Balance of Accounts                        452,213,147       113,983,489

     31+Days Delinquency Rate                                         3.0847%

     Change in Account Owner Retained                                 0.0009%
     Interest
     Prior Month Account Owner Retained                               0.2839%
     Interest Factor
     Current Month Account Owner                                      0.2848%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Floating Allocation Percentage              7.0000000%       72.3893794%
     Principal Allocation Percentage             7.0000000%       72.3893794%
     Finance Charge Collections                1,047,473.76     14,963,910.88
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    12,501,871.34    178,598,162.07
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    353,075.42      5,043,934.60
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   56,407.84        805,826.23
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.78093%          5.73368%
     Investor Finance Charge Collections      15,769,737.10     15,769,737.10
     Investor Principal Collections          178,598,162.07    178,598,162.07
     Investor Default Amount Due               5,043,934.60      5,043,934.60
     Investor Monthly Interest Due             4,978,018.75      4,937,331.25
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.08750%
     Investor Monthly Interest Due               366,940.97      5,015,541.67
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 366,940.97      5,015,541.67
     Investor  Default Amount Due                353,075.42      5,043,934.60
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       836,683.06     11,726,142.93
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        15,812,327.47
     Collections
     Interest/Principal/Spread                                      40,461.81
     Investment Proceeds
     Series Adjusted Portfolio Yield                                   12.97%
     Base Rate                                                          8.02%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                           1,106,862.92     15,852,789.28
     Monthly Interest Paid                             0.00      4,648,600.69
     Investor Default Amount Paid                      0.00      4,287,344.41
     Excess Spread                             1,106,862.92      6,916,844.18

     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             403,514.77
     Required Amount                                               403,514.77
     -------------------------------------------------------------------------
     Monthly Interest Paid                       366,940.97        366,940.97
     Investor Default Paid                       353,075.42        756,590.19
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           4,126,646.35
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       366,940.97        366,940.97
     Principal Distribution                            0.00              0.00
     Total Distribution                          366,940.97        366,940.97
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.2420
     Certificate
     Interest Distribution Per 1,000                 5.2420
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,648,600.69
     2nd Collection Accounts Deposit                                     0.00
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             4,648,600.69


     Delinquencies                              61-90            91-120

     Number of Accounts                              21,846            15,697
     Balance of Accounts                         71,146,861        54,302,485

     31+Days Delinquency Rate

Change in Account Owner Retained ..    0.00 CIA Investor Interest Reduced Margin
     Interest

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage                                      13.33%
     Beginning Invested /Transferor          381,418,114.65  1,381,418,114.65
     Amount
     Floating Allocation Percentage             27.6106206%      100.0000000%
     Principal Allocation Percentage            27.6106206%      100.0000000%
     Finance Charge Collections                5,707,506.67     20,671,417.55
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    68,120,574.26    246,718,736.33
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  1,923,848.03      6,967,782.63
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  307,356.72      1,113,182.95
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      338,308,498.51  1,338,308,498.51
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82450%          5.75978%
     Investor Finance Charge Collections      15,769,737.10     15,769,737.10
     Investor Principal Collections          178,598,162.07    178,598,162.07
     Investor Default Amount Due               5,043,934.60      5,043,934.60
     Investor Monthly Interest Due             5,015,541.67      4,957,868.75
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------

     Delinquencies                              121+              Total

     Number of Accounts                              22,199           293,715
     Balance of Accounts                         80,166,235    771,812,217.04

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     10,360,635,859.87
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       10,360,635,859.87

     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              155,035,631.62
     Total Yield                                     17.96%
     Trust Portfolio Yield                           12.87%
     Principal Collections                 1,850,390,522.45
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            17.86%
     Defaults                                 52,258,369.70
     Monthly Default Rate                             6.05%
     Net Monthly Default Rate                         5.09%
     Recoveries                                8,348,872.12
     Adjustments                            (29,030,111.81)
     New Receivables                       1,550,296,659.29
     Ending Principal  Receivables        10,037,313,738.82
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       10,037,313,738.82

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   10,037,313,738.82
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.77543%
     Investor Finance Charge Collections      90,675,988.35
     Investor Principal Collections        1,026,939,431.90
     Investor Default Amount Due              29,002,623.95
     Investor Monthly Interest Due            28,594,469.97
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                               Group 1
     Series:                              Series 1996-3
     Supplement Date:                     17-Sep-96

     MONTHLY STATEMENT
     AT&T UNIVERSAL CARD MASTER TRUST
     SERIES 1996-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 9/17/96 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 04/17/98 with respect to the performance of the Trust during the month of 03/01/98 to 03/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

 (1) The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 (2) The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 (3) The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00
                                                      C-1

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
 (1) The amount of Class A Investor
     Charge Offs                                                       $0.00
 (2) The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
 (3) The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
 (4) The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
 (5) The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
 (1) The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
 (2) The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
 (3) The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
 (1) The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00
                                                      C-2

 (2) The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
 (3) The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
 (4) The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
 (5) The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
 (1) The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $366,940.97
 (2) The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
 (1) The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
 (2) The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     AT&T UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By __/s/ Tom Donahue
          Name:   Tom Donahue
          Title:  Servicing Officer
                                                      C-3

RECEIVABLES  ---

Beginning of the Month Principal                            $10,360,635,859.87
Receivables:
Beginning of the Month Finance Charge                         $97,353,930.83
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $10,457,989,790.70


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $10,037,313,738.82
End of the Month Finance Charge                               $87,629,238.03
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $10,124,942,976.85


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $7,500,000,000.00
Trust Series)

End of the Month Transferor Amount                           $338,308,498.51


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $113,983,488.90
   61-90 Days Delinquent                                      $71,146,861.19
   91+ Days Delinquent                                       $134,468,719.79

   Total 31+ Days Delinquent                                 $319,599,069.88

Defaulted Accounts During the Month                           $52,258,369.70
                                                      C-4

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $5,043,934.60


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                   5.82%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $15,769,737.10
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                                $5,043,934.60
GROUP 1 INVESTOR MONTHLY FEES                                  $1,666,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                              $5,015,541.67


SERIES 1996-3 INFORMATION
SERIES 1996-3 ALLOCATION PERCENTAGE                                    13.33%
SERIES 1996-3 ALLOCABLE FINANCE CHARGE                        $20,671,417.55
COLLECTIONS
SERIES 1996-3 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-3 ALLOCABLE DEFAULTED AMOUNT                       $6,967,782.63
SERIES 1996-3 MONTHLY FEES                                     $1,250,000.00
SERIES 1996-3 ALLOCABLE PRINCIPAL                            $246,718,736.33
COLLECTIONS
SERIES 1996-3 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         72.39%
                                                      C-5

INVESTOR FINANCE CHARGE COLLECTIONS                           $14,963,910.88
INVESTOR DEFAULT AMOUNT                                        $5,043,934.60
REALLOCATED INVESTOR FINANCE CHARGE                           $15,812,327.47
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       72.39%
AVAILABLE PRINCIPAL COLLECTIONS                              $178,598,162.07


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $13,480,940.16
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $13,480,940.16

   Class A Monthly Interest                  $4,236,128.47
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $4,287,344.41
TOTAL CLASS A EXCESS SPREAD                                    $4,957,467.28

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,264,986.20

   Class B Monthly Interest                    $412,472.22
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $852,513.98

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                     $1,106,862.92
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                 $1,106,862.92

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $6,916,844.18
                                                      C-6

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $403,514.77
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $366,940.97
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $353,075.42
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $4,126,646.35

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $30,751,311.29
 FOR ALL ALLOCATION SERIES

SERIES 1996-3 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-3

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount
                                                      C-7

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             8.02%
Base Rate (Prior Month)                               7.62%
Base Rate (Two Months Ago)                            7.62%
THREE MONTH AVERAGE BASE RATE                                           7.75%

Series Adj Portfolio Yield (Curr Month)              12.97%
Series Adj Portfolio Yield (Prior Month)             10.73%
Series Adj Port Yield (Two Months Ago)               11.88%
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.86%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $151,808,437.76

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $14,287,852.97

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $12,501,871.34

AVAILABLE PRINCIPAL COLLECTIONS            $178,598,162.07

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-3 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES
                                                      C-8

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $183,642,096.67
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     AT&T UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  ___/s/ Tom Donahue
          Name:   Tom Donahue
            Title:  Servicing Officer

     AT&T Universal Funding Corporation
     Credit Card Asset Backed Securities

     AT&T Universal Card  Master Trust
     Series 1997-1

     Monthly Report                               31-Mar-98
     Distribution Date                            17-Apr-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               12,719,324.24      1,197,112.87
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   151,808,437.76     14,287,852.97
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  4,287,344.41        403,514.77
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  684,952.29         64,466.10
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-1     Series 1995-3
     Invested Amount                       1,000,000,000.00    750,000,000.00
     Average Rate                                  5.73198%          5.83718%
     Investor Finance Charge Collections      15,769,737.10     11,827,302.83
     Investor Principal Collections          178,598,162.07    133,948,621.55
     Investor Default Amount Due               5,043,934.60      3,782,950.95
     Investor Monthly Interest Due             4,935,867.36      3,769,842.19
     Investor Monthly Fees Due                 1,666,666.67      1,250,000.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.71500%          5.90500%
     Investor Monthly Interest Due             4,183,062.50        406,788.89
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               4,183,062.50        406,788.89
     Investor  Default Amount Due              4,287,344.41        403,514.77
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     9,887,073.58        943,636.99

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge
     Collections
     Interest/Principal/Spread
     Investment Proceeds
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          13,446,472.21      1,260,372.36
     Monthly Interest Paid                     4,183,062.50        406,788.89
     Investor Default Amount Paid              4,287,344.41              0.00
     Excess Spread                             4,976,065.30        853,583.48
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        403,514.77
     Required Amount                                   0.00        403,514.77
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        403,514.77
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          3,778,250.00        367,422.22
     2nd Collection Accounts Deposit           4,183,062.50        406,788.89
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           7,961,312.50        774,211.11

     Delinquencies                              1-30              31-60

     Number of Accounts                             193,540            40,433
     Balance of Accounts                        452,213,147       113,983,489

     31+Days Delinquency Rate                                         3.0847%

     Change in Account Owner Retained                                 0.0009%
     Interest

     Prior Month Account Owner Retained                               0.2839%
     Interest Factor
     Current Month Account Owner                                      0.2848%
     Retained Interest Factor

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Floating Allocation Percentage              7.0000000%       72.3893794%
     Principal Allocation Percentage             7.0000000%       72.3893794%
     Finance Charge Collections                1,047,473.76     14,963,910.88
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    12,501,871.34    178,598,162.07
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    353,075.42      5,043,934.60
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   56,407.84        805,826.23
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-1     Series 1996-2
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.78093%          5.73368%
     Investor Finance Charge Collections      15,769,737.10     15,769,737.10
     Investor Principal Collections          178,598,162.07    178,598,162.07
     Investor Default Amount Due               5,043,934.60      5,043,934.60
     Investor Monthly Interest Due             4,978,018.75      4,937,331.25
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               6.10536%
     Investor Monthly Interest Due               368,017.36      4,957,868.75
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 368,017.36      4,957,868.75
     Investor  Default Amount Due                353,075.42      5,043,934.60
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       837,759.45     11,668,470.02
     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge                        15,754,654.56
     Collections
     Interest/Principal/Spread                                      55,015.84
     Investment Proceeds
     Series Adjusted Portfolio Yield                                   12.92%
     Base Rate                                                          7.95%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                           1,102,825.82     15,809,670.40
     Monthly Interest Paid                             0.00      4,589,851.39
     Investor Default Amount Paid                      0.00      4,287,344.41
     Excess Spread                             1,102,825.82      6,932,474.60

     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             403,514.77
     Required Amount                                               403,514.77
     -------------------------------------------------------------------------
     Monthly Interest Paid                       368,017.36        368,017.36
     Investor Default Paid                       353,075.42        756,590.19
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           4,141,200.38
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                                      0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       368,017.36        368,017.36
     Principal Distribution                            0.00              0.00
     Total Distribution                          368,017.36        368,017.36
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    5.2574
     Certificate
     Interest Distribution Per 1,000                 5.2574
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,145,672.22
     2nd Collection Accounts Deposit                             4,589,851.39
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             8,735,523.61


     Delinquencies                              61-90            91-120

     Number of Accounts                              21,846            15,697
     Balance of Accounts                         71,146,861        54,302,485

     31+Days Delinquency Rate

 Change in Account Owner Retained(1,937.50) CIA Investor Interest Reduced Margin
     Interest

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Series Allocation Percentage                                      13.33%
     Beginning Invested /Transferor          381,418,114.65  1,381,418,114.65
     Amount
     Floating Allocation Percentage             27.6106206%      100.0000000%
     Principal Allocation Percentage            27.6106206%      100.0000000%
     Finance Charge Collections                5,707,506.67     20,671,417.55
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    68,120,574.26    246,718,736.33
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  1,923,848.03      6,967,782.63
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  307,356.72      1,113,182.95
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      338,308,498.51  1,338,308,498.51
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-3     Series 1997-1
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.82450%          5.75978%
     Investor Finance Charge Collections      15,769,737.10     15,769,737.10
     Investor Principal Collections          178,598,162.07    178,598,162.07
     Investor Default Amount Due               5,043,934.60      5,043,934.60
     Investor Monthly Interest Due             5,015,541.67      4,957,868.75
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------

     Delinquencies                              121+              Total

     Number of Accounts                              22,199           293,715
     Balance of Accounts                         80,166,235    771,812,217.04

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     10,360,635,859.87
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       10,360,635,859.87

     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              155,035,631.62
     Total Yield                                     17.96%
     Trust Portfolio Yield                           12.87%
     Principal Collections                 1,850,390,522.45
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            17.86%
     Defaults                                 52,258,369.70
     Monthly Default Rate                             6.05%
     Net Monthly Default Rate                         5.09%
     Recoveries                                8,348,872.12
     Adjustments                            (29,030,111.81)
     New Receivables                       1,550,296,659.29
     Ending Principal  Receivables        10,037,313,738.82
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       10,037,313,738.82

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   10,037,313,738.82
     -------------------------------------------------------
     Group I Information                     Group Total
     Invested Amount                       5,750,000,000.00
     Average Rate                                  5.77543%
     Investor Finance Charge Collections      90,675,988.35
     Investor Principal Collections        1,026,939,431.90
     Investor Default Amount Due              29,002,623.95
     Investor Monthly Interest Due            28,594,469.97
     Investor Monthly Fees Due                 9,583,333.33
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------

     Group:                               Group 1
     Series:                              Series 1997-1
     Supplement Date:                     14-May-97

     MONTHLY STATEMENT
     AT&T UNIVERSAL CARD MASTER TRUST
     SERIES 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1997-1 Supplement dated as of 5/14/97 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1997-1 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 04/17/98 with respect to the performance of the Trust during the month of 03/01/98 to 03/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

 (1) The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 (2) The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 (3) The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00
                                                      C-1

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
 (1) The amount of Class A Investor
     Charge Offs                                                       $0.00
 (2) The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
 (3) The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
 (4) The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
 (5) The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
 (1) The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
 (2) The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
 (3) The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
 (1) The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00
                                                      C-2

 (2) The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
 (3) The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
 (4) The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
 (5) The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
 (1) The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $368,017.36
 (2) The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
 (1) The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
 (2) The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     AT&T UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By ___/s/ Tom Donahue
          Name:   Tom Donahue
          Title:  Servicing Officer
                                                      C-3

RECEIVABLES  ---

Beginning of the Month Principal                            $10,360,635,859.87
Receivables:
Beginning of the Month Finance Charge                         $97,353,930.83
Receivables:
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $10,457,989,790.70


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $10,037,313,738.82
End of the Month Finance Charge                               $87,629,238.03
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $10,124,942,976.85


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $7,500,000,000.00
Trust Series)

End of the Month Transferor Amount                           $338,308,498.51


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $113,983,488.90
   61-90 Days Delinquent                                      $71,146,861.19
   91+ Days Delinquent                                       $134,468,719.79

   Total 31+ Days Delinquent                                 $319,599,069.88

Defaulted Accounts During the Month                           $52,258,369.70
                                                      C-4

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $5,043,934.60


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR                                   5.82%
ALL SERIES
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                               $15,769,737.10
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                                $5,043,934.60
GROUP 1 INVESTOR MONTHLY FEES                                  $1,666,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                              $5,015,541.67


SERIES 1997-1 INFORMATION
SERIES 1997-1 ALLOCATION PERCENTAGE                                    13.33%
SERIES 1997-1 ALLOCABLE FINANCE CHARGE                        $20,671,417.55
COLLECTIONS
SERIES 1997-1 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1997-1 ALLOCABLE DEFAULTED AMOUNT                       $6,967,782.63
SERIES 1997-1 MONTHLY FEES                                     $1,250,000.00
SERIES 1997-1 ALLOCABLE PRINCIPAL                            $246,718,736.33
COLLECTIONS
SERIES 1997-1 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         72.39%
                                                      C-5

INVESTOR FINANCE CHARGE COLLECTIONS                           $14,963,910.88
INVESTOR DEFAULT AMOUNT                                        $5,043,934.60
REALLOCATED INVESTOR FINANCE CHARGE                           $15,754,654.56
COLLECTIONS
PRINCIPAL ALLOCATIONS PERCENTAGE                                       72.39%
AVAILABLE PRINCIPAL COLLECTIONS                              $178,598,162.07


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $13,446,472.21
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $13,446,472.21

   Class A Monthly Interest                  $4,183,062.50
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $4,287,344.41
TOTAL CLASS A EXCESS SPREAD                                    $4,976,065.30

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,260,372.36

   Class B Monthly Interest                    $406,788.89
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $853,583.48

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                     $1,102,825.82
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                 $1,102,825.82

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $6,932,474.60
                                                      C-6

Excess Spread Applied to Class A                                       $0.00
Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                 $403,514.77
Required Amount
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $368,017.36
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $353,075.42
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $4,141,200.38

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $30,751,311.29
 FOR ALL ALLOCATION SERIES

SERIES 1997-1 EXCESS FINANCE CHARGE
COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1997-1

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount
                                                      C-7

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.95%
Base Rate (Prior Month)                               7.37%
Base Rate (Two Months Ago)                            7.59%
THREE MONTH AVERAGE BASE RATE                                           7.64%

Series Adj Portfolio Yield (Curr Month)              12.92%
Series Adj Portfolio Yield (Prior Month)             10.58%
Series Adj Port Yield (Two Months Ago)               11.97%
THREE MONTH AVERAGE SERIES ADJUSTED                                    11.82%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $151,808,437.76

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $14,287,852.97

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $12,501,871.34

AVAILABLE PRINCIPAL COLLECTIONS            $178,598,162.07

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1997-1 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE                                 $0.00
FROM OTHER
PRINCIPAL SHARING SERIES
                                                      C-8

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                        $183,642,096.67
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT                                  $0.00
(OTHER THAN
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT                               $0.00
(OTHER
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                       $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT                                    $0.00
REDUCTIONS
REIMBURSED


     AT&T UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  ___/s/ Tom Donahue
          Name:   Tom Donahue
            Title:  Servicing Officer